UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2011

NATIONAL MENTOR HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-129179	31-1757086
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

313 Congress Street, 6th Floor Boston, Massachusetts	02210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 790-4800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

and

Item 7.01. Regulation FD Disclosure.

The Company is hereby furnishing certain information pursuant to Item 2.02 “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure,” which information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This information is set forth in Exhibit 99.1, which is incorporated by reference into this Item 2.02 and Item 7.01.

Item 8.01. Other Events.

On January 20, 2011, National Mentor Holdings, Inc. (the “Company”) issued a press release announcing that it intends, subject to market and other conditions, to offer $275 million in aggregate principal amount of senior notes due 2018 (the “Notes”) in a private offering that is exempt from the registration requirements of the Securities Act.

The Company intends to use the net proceeds from this offering and a refinancing of its senior secured credit facility, together with cash on hand, if necessary, to pay the consideration in a concurrent tender offer and consent solicitation the Company has undertaken in respect of its existing 111/4% Senior Notes due in 2014, and a concurrent tender offer and consent solicitation the Company’s indirect parent company, NMH Holdings, Inc., has undertaken in respect of its existing Senior Floating Rate Toggle Notes due 2014, and to pay all related fees and expenses.

The Notes will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

A copy of the press release announcing the private offering of the Notes is attached hereto as Exhibit 99.2 and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Information disclosed in the offering memorandum to be used in the offering.

99.2	Press release issued January 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL MENTOR HOLDINGS, INC.

Date: January 24, 2011

/s/ Denis M. Holler
Name: Denis M. Holler
Title: Executive Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Information disclosed in the offering memorandum to be used in the offering.

99.2	Press release issued January 20, 2011.

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